                                                                    Exhibit 23.2

                         Independent Auditors' Consent

The Board of Directors
Oxford Health Plans (NJ), Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG LLP


Norfolk, Virginia
October 19, 2001